UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a‑12

Columbia Pipeline Group, Inc.
(Name of Registrant as Specified In Its Charter)
TransCanada Corporation
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Being filed herewith is a powerpoint presentation.



Corporate Profile

June 2016

TransCanada

In business to deliver

Forward Looking Information



This presentation includes "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") which is intended to provide potential investors with information regarding TransCanada Corporation ("TransCanada" or the "Corporation"), including management's assessment of our future plans and financial outlook. In some cases the words "anticipate", "expect", "believe", "may", "will", "should", "estimate", "project", "outlook", "forecast", "intend", "target", "plan" or other similar words are used to identify such forward-looking information. Forward-looking information in this presentation may include, but is not limited to, statements regarding: anticipated business prospects; our financial and operational performance, including the performance of our subsidiaries; expectations or projections about strategies and goals for growth and expansion; expected cash flows and future financing options available to us; expected costs for planned projects, including projects under construction and in development; expected schedules for planned projects (including anticipated construction and completion dates); expected regulatory processes and outcomes; expected impact of regulatory outcomes; expected capital expenditures and contractual obligations; expected operating and financial results; expected industry, market and economic conditions; the planned acquisition of Columbia Pipeline Group, Inc. ("Columbia") (the "Acquisition") including the expected closing thereof; plans regarding financing for the Acquisition, and the repayment of Acquisition credit facilities through planned divestitures; planned changes in the Corporation's business including the divestiture of certain assets; expected impacts of the Acquisition on EBITDA composition, earnings, cash flow and dividend growth; transportation services to the liquefied natural gas sector and growth opportunities and modernization initiatives relating to Columbia business.

This forward-looking information reflects our beliefs and assumptions based on information available at the time the information was stated and as such is not a guarantee of future performance. By its nature, forward-looking information is subject to various assumptions, risks and uncertainties which could cause our actual results and achievements to differ materially from the anticipated results or expectations expressed or implied in such statements.

Key assumptions on which our forward-looking information is based include, but are not limited to, assumptions about: the timing and completion of the Acquisition including receipt of regulatory and Columbia stockholder approval; the planned monetization of TransCanada's U.S. Northeast merchant power business and of a minority interest in our Mexican natural gas pipeline business; inflation rates, commodity prices and capacity prices; timing of financings and hedging; regulatory decisions and outcomes; foreign exchange rates; interest rates; tax rates; planned and unplanned outages and the use of our and Columbia's pipeline and energy assets; integrity and reliability of our assets; access to capital markets; anticipated construction costs, schedules and completion dates; acquisitions and divestitures; and the realization of the anticipated benefits and synergies of the Acquisition to TransCanada including impacts on growth and accretion in various financial metrics.

The risks and uncertainties that could cause actual results or events to differ materially from current expectations include, but are not limited to: our ability to successfully implement our strategic initiatives; whether our strategic initiatives will yield the expected benefits; the operating performance of our and Columbia's pipeline and energy assets; amount of capacity sold and rates achieved in our and Columbia's pipeline business; the availability and price of energy commodities; the amount of capacity payments and revenues we receive from our energy business; regulatory decisions and outcomes; outcomes of legal proceedings, including arbitration and insurance claims; performance and credit risk of our counterparties; changes in market commodity prices; changes in the political environment; changes in environmental and other laws and regulations; competitive factors in the pipeline and energy sectors; construction and completion of capital projects; costs for labour, equipment and material; access to capital markets; interest, tax and foreign exchange rates; weather; cybersecurity; technological developments; economic conditions in North America as well as globally; uncertainty regarding the length of time to complete the Acquisition and uncertainty regarding the ability of TransCanada to realize the anticipated benefits of the Acquisition; and the timing and execution of TransCanada's planned asset sales. Additional information on these and other factors are discussed in our Quarterly Report to Shareholders dated April 28, 2016, our 2015 Annual Report and final short form prospectus dated March 28, 2016 (the "Prospectus") filed with Canadian securities regulators and the SEC and available at www.transcanada.com.

Readers are cautioned against placing undue reliance on forward-looking information, which is given as of the date it is expressed in this presentation or otherwise, and not to use future-oriented information or financial outlooks for anything other than their intended purpose. We undertake no obligation to publicly update or revise any forward-looking information in this presentation or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Measures and Additional Information



Certain information presented in this presentation with respect to TransCanada and Columbia includes certain financial measures which do not have any standardized meaning as prescribed by U.S. GAAP and therefore may not be comparable to similar measures presented by other entities. Prospective readers are cautioned that these measures should not be construed as an alternative to U.S. GAAP-based audited consolidated financial statements. These non-GAAP measures are Comparable Earnings, Comparable Earnings per Share, Comparable Earnings Before Interest and Taxes (EBIT), Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Comparable EBITDA, Adjusted EBITDA, Distributable Cash Flow, Comparable Distributable Cash Flow, Comparable Distributable Cash Flow per Share and Funds Generated from Operations.

A description of the purpose of providing non-GAAP measures and a reconciliation of non-GAAP measures in this presentation to the most closely related GAAP measures can be found in our Quarterly Report to Shareholders dated April 28, 2016 or in the case of Adjusted EBITDA in the Prospectus, in each case filed with Canadian securities regulators and the SEC and available at www.transcanada.com.

Adjusted EBITDA reflects an adjustment to historical and pro forma EBITDA for the year ended December 31, 2015 related to (i) a non-cash impairment charge incurred by TransCanada relating to Keystone XL and related projects, including the Keystone Hardisty Terminal, in connection with the November 6, 2015 denial of the U.S. Presidential permit, and (ii) a non-cash impairment charge incurred by TransCanada relating to certain energy turbine equipment previously purchased for a power development project that did not proceed, each as recorded in the Corporation's audited consolidated financial statements as at December 31, 2015. TransCanada believes that Adjusted EBITDA is a useful measure for evaluating our historical and unaudited pro forma financial results, given the exceptional nature of these one-time asset impairment charges.

Additional Information and Where to Find it:

This presentation may be deemed to be solicitation material in respect of the proposed acquisition of Columbia by TransCanada. In connection with the proposed merger transaction, Columbia filed a definitive proxy statement with the SEC on May 17, 2016 with respect to a special meeting of its stockholders to be convened to approve the merger transaction, which Columbia commenced disseminating to its stockholders on May 18, 2016. BEFORE MAKING ANY VOTING DECISION, COLUMBIA STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors and security holders will be able to obtain, free of charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. In addition, the proxy statement and Columbia's annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Exchange Act will be available free of charge through Columbia's website at https://www.cpg.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

Participants in the Merger Solicitation:
Columbia and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Columbia's directors and executive officers can be found in Columbia's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on February 18, 2016, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on April 7, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the merger, which may be different than those of Columbia's stockholders generally, is contained in the definitive proxy statement filed by Columbia with the SEC on May 17, 2016.

Key Themes





Proven Strategy – Low Risk Business Model

- 90%+ of EBITDA derived from regulated assets or long-term contracts
- Planned sale of U.S. Northeast Power will further reduce merchant exposure

US$13 Billion Acquisition of Columbia Pipeline is Transformational

- Creates one of North America's largest regulated natural gas transmission businesses and positions the company for long-term growth

Visible Growth Through 2020

- $24 billion of pro forma near-term growth projects
- Over $45 billion of commercially secured long-term projects

Dividend Poised to Grow Through 2020

- 8-10% average annual growth rate expected
- Columbia Pipeline acquisition supports and may augment dividend growth

Financial Discipline

- Finance long-term assets with long-term capital
- Value 'A' grade credit rating
- Corporate structure is simple and understandable


Natural Gas Pipeline
Liquids Pipeline
Power Plants
Natural Gas Storage
Portfolio of Complementary
Energy Infrastructure Assets

TransCanada Today

- **One of North America's Largest Natural Gas Pipeline Networks**
  - 66,400 km (41,300 mi) of pipeline
  - 368 Bcf of storage capacity
  - 14 Bcf/d or 20% of continental demand
- **Premier Liquids Pipeline System**
  - 4,200 km (2,600 mi) of pipeline
  - 545,000 bbl/d or 20% of Western Canadian exports
- **One of the Largest Private Sector Power Generators in Canada**
  - 17 power plants, 10,500 MW
- **Total Assets ~ $64 billion as of March 31, 2016**

Strong Historical Financial Performance




Comparable EBITDA*
($Billions)
10% CAGR
0
1
2
3
4
5
6
2010
2011
2012
2013
2014
2015


Funds Generated from Operations*
($Billions)
7% CAGR
0
1
2
3
4
5
6
2010
2011
2012
2013
2014
2015

Significant Growth in Comparable EBITDA and Funds Generated from Operations

**Comparable EBITDA and Funds Generated from Operations are non-GAAP measures. See the non-GAAP measures slide at the front of this presentation for more information.*

Long Track Record of Dividend Growth


Dividends Declared per Share
(Dollars)
2.50
2.00
1.50
1.00
0.50
0.00
5% CAGR
2010
2011
2012
2013
2014
2015


Dividend Payout Ratio
(Percent)
125
100
75
50
25
0
Comparable Earnings per Share*
Comparable Distributable Cash Flow per Share*
Funds Generated from Operations*
2010
2011
2012
2013
2014
2015

Supported by Industry-Leading Coverage Ratios

**Comparable Earnings per Share, Comparable Distributable Cash Flow per Share and Funds Generated from Operations are non-GAAP measures. See the non-GAAP measures slide at the front of this presentation for more information.*

First Quarter 2016 Financial Highlights







- **Comparable earnings of $494 million or $0.70 per share – up 6% from 2015**
- **Comparable EBITDA of $1.5 billion**
- **Funds generated from operations of $1.1 billion**
- **Comparable distributable cash flow of $970 million or $1.38 per share**
- **Declared a quarterly dividend or $0.565 per common share, equivalent to $2.26 annually**

Solid Results Continued in First Quarter 2016

**Comparable Earnings, Comparable Earnings per Share, Comparable EBITDA, Funds Generated from Operations and Comparable Distributable Cash Flow are non-GAAP measures. See the non-GAAP measures slide at the front of this presentation for more information.*

Track Record of Delivering Shareholder Value




Common Share Price - Toronto Stock Exchange
$70
$60
$50
$40
$30
$20
$10
$0
2010
2011
2012
2013
2014
2015
2016

11% Average Annual Return Since 2010

US$13 Billion Acquisition of Columbia Pipeline Group



Strategic Rationale

- Transformational acquisition creates one of North America's largest regulated natural gas transmission businesses and positions the company for long-term growth
- Results in a combined pro forma $24 billion portfolio of secured, near-term growth projects
- Combines TransCanada's financial strength with Columbia's attractive growth opportunities

Financial Highlights

- Expected to be accretive to earnings per share in the first full year of ownership and thereafter as the combined $24 billion of pro forma near-term commercially secured projects enter service
- Targeted annual cost, revenue and financing benefits of approximately US$250 million

Financing Plan

- Issued $4.4 billion of subscription receipts, announced planned sale of U.S. Northeast power assets and monetization of minority interest in Mexican natural gas pipeline business

Transaction expected to close by July 1, 2016

- Special meeting of Columbia stockholders scheduled for June 22, 2016
- Received U.S. Federal Trade Commission (Hart-Scott-Rodino Act) and Committee on Foreign Investment in the United States (CFIUS) clearances

Acquisition of Columbia Pipeline Group - Strategic Rationale




Columbia Gas Transmission
Columbia Gulf Transmission
Millennium Pipeline (47.5%)
Marcellus/Utica Basins

Illustrates the configuration of material systems within Columbia's natural gas pipeline network

- **Premium natural gas pipeline and storage assets**
- **Extensive position in the Marcellus and Utica shale regions**
- **FERC regulated assets generate stable and predictable earnings and cash flow**
- **US$7.3 billion portfolio of growth initiatives and modernization investments**

Secures Incumbency Position in North America's Most Prolific Natural Gas Basins

Columbia Pipeline Group Asset Overview




Columbia Gas Transmission
Columbia Gulf Transmission
Millennium Pipeline (47.5%)
Marcellus/Utica Basins

Illustrates the configuration of material systems within Columbia's natural gas pipeline network

- **Columbia Gas Transmission**
  - 11,272 mile (18,141 km) FERC pipeline with average throughput of 3.9 Bcf/d
  - 286 Bcf of working gas storage capacity
  - Strong base business undergoing significant expansion to connect growing Marcellus/Utica supply
- **Columbia Gulf Transmission**
  - 3,341 mile (5,377 km) FERC pipeline with average throughput of 1.5 Bcf/d
  - System reversal and expansion offers competitive path to the Gulf Coast
- **Millennium Pipeline (47.5% interest)**
  - 253 mile (407 km) FERC pipeline with average throughput of 1.1 Bcf/d
  - Connects Pennsylvania supply to New York market

Premium Natural Gas Pipeline Network


TransCanada
Columbia Pipeline Group

Illustrates the configuration of material pipeline systems and projects within TransCanada's natural gas pipeline network on pro forma basis following the completion of the Acquisition

Combined Natural Gas Pipeline Footprint

- **One of North America's largest natural gas transmission businesses**
  - Approximately 91,000 km (56,900 miles) of gas pipeline
  - 664 Bcf of storage capacity
- **Complements our existing regulated natural gas pipeline and storage assets**
  - Long-term, fee-based contracts
  - Diversified customer base
- **Adds to basin diversification and access to large markets**
  - Established position in the Appalachia, the fastest growing gas production basin in North America
  - Improves access to U.S. Northeast, Midwest, Mid-Atlantic and Gulf Coast markets

Positioned to Capture Growing Marcellus and Utica Production





Bcf/d
35
30
25
20
15
10
5
0
2010
2015
2020E
Marcellus
Utica

Source: EIA and IHS CERA, February 2016



Columbia Gas Transmission
Columbia Gulf Transmission
Millennium Pipeline (47.5%)
Marcellus/Utica Basins

Illustrates the configuration of material systems within Columbia's natural gas pipeline network

- **Significant growth in production expected**
- **Asset footprint favourably situated relative to production**

Columbia Pipeline Group Capital Program



Asset	Project	Estimated Capital Cost (US$)*	FERC Status	Expected In-Service
Gas	Modernization I	0.6	Approved	2017 – 2018
	Modernization II	1.1	Approved	2019 - 2021
	Leach XPress	1.4	Filed	2017
	WB XPress	0.8	Filed	2018
	Mountaineer XPress	2.0	Filed	2018
Gulf	Rayne XPress	0.4	Filed	2017
	Cameron Access	0.3	Approved	2018
	Gulf XPress	0.7	Filed	2018
Total		US7.3		
Total Canadian Equivalent (1.32 exchange rate)		CAD9.6		

* Columbia share in billions of U.S. dollars. Certain projects are subject to various conditions including regulatory approvals.

Project Gas Flow Direction and Capacity from the Marcellus/Utica


Marcellus/Utica(1)
Leach XPress
1.5 Bcf/d
Mountaineer Xpress
2.7 Bcf/d
To TCO Pool
2.4 Bcf/d
Leach, KY
WB XPress
0.8 Bcf/d
0.5 Bcf/d
1.0 Bcf/d
Rayne XPress
Gulf XPress
0.9 Bcf/d
0.8 Bcf/d
Rayne, LA
Cameron LNG
Cameron Access Project
To Southeast Market
1.1 Bcf/d

(1) Shaded area represents the Marcellus and Utica shale gas production areas

Predictability and Stability of EBITDA





Pro Forma 2015 Adjusted EBITDA*,**


Contracted Liquids Pipelines 20%
Contracted Energy 10%
Merchant Energy 8%
Regulated & Contracted Natural Gas Pipelines 62%

Planned Monetization of U.S. Northeast Power Will Further Reduce Merchant Exposure

*Adjusted EBITDA is a non-GAAP measure. See the non-GAAP measures slide at the front of this presentation for more information.
**Includes Columbia; does not reflect portfolio management changes, acquisition benefits and costs.

Acquisition Key Takeaways





- **Acquisition creates one of North America's largest regulated natural gas transmission businesses**
- **Complements our existing assets**
- **Adds to basin diversification and access to large markets**
- **Provides another platform for continued organic growth**
- **Expected to be accretive to earnings per share in the first full year of ownership and thereafter as a combined $24 billion of pro forma near-term commercially secured projects enter service**
- **Supports and may augment 8 to 10 percent expected annual dividend growth through 2020**
- **Agencies affirmed 'A' credit rating following the announcement**

Builds on Track Record of Delivering Shareholder Value

Financing of Columbia Pipeline Group Acquisition



- **US$13 billion acquisition of Columbia Pipeline Group includes approximately US$2.8 billion of assumed debt**
- **Balance to be funded with:**
  - Subscription receipts of $4.4 billion (offering completed April 1, 2016)
  - Monetization of U.S. Northeast power assets
  - Monetization of minority interest in Mexican gas pipeline business
- **US$6.9 billion bridge facility in place pending asset sales**

Selling U.S. Northeast Power Portfolio




U.S. Northeast Power
Kibby Wind
TC Hydro
Ocean State Power
Ravenswood
Ironwood

Asset	Generating Capacity (MW)	Type of Fuel
Kibby Wind	132	Wind
Ocean State Power	560	Natural Gas
Ravenswood	2,480	Natural Gas and Oil
TC Hydro	583	Hydro
Ironwood	778	Natural Gas
Total	4,533	

- **Proceeds to pay down asset sale bridge facility in connection with the acquisition of Columbia Pipeline Group**
- **Advisors engaged, process underway and indications of interest received**

Exiting U.S. Merchant Power Business

Monetizing Minority Interest in Mexican Gas Pipeline Business




Mexico
Topolobampo
Mazatlan
Tula-Villa de Reyes
Tamazunchale
Tuxpan-Tula
Guadalajara

Asset	Contracted Capacity (Mmcf/d)	Expected In-Service Date
Guadalajara	320	In-Service
Tamazunchale	825	In-Service
Mazatlan	200	2016
Topolobampo	670	2016
Tuxpan-Tula	886	2017
Tula-Villa de Reyes	886	2018
Total	3,787	

- **Proceeds to pay down asset sale bridge facility in connection with the acquisition of Columbia Pipeline Group**
- **Advisor selection underway and indications of interest received**

Opportunities for Continued Growth

Industry Leading Pro Forma Near-Term Capital Program





NGTL System Expansions
Northern Courier
Grand Rapids
Canadian Mainline Expansions
Napanee
Bruce Power
Topolobampo
Mazatlan
Houston Lateral & Terminal
Tula - Villa de Reyes
Tuxpan-Tula

Illustrates the configuration of TransCanada's pro forma near-term projects following the completion of the Acquisition

Project	Estimated Capital Cost*	Expected In-Service Date*
Columbia Pipeline Group	US7.3	2016-2021
Topolobampo	US1.0	2016
Mazatlan	US0.4	2016
Tuxpan-Tula	US0.5	2017
Tula-Villa de Reyes	US0.6	2018
Canadian Mainline	0.7	2016-2017
NGTL System	5.4	2016-2018
Houston Lateral & Terminal	US0.6	2016
Grand Rapids	0.9	2017
Northern Courier	1.0	2017
Napanee	1.0	2017 or 2018
Bruce Power Life Extension	1.2	2016-2020
Total Canadian Equivalent (1.32 exchange rate)	CAD23.9	

** TransCanada pro forma share in billions of dollars. Certain projects are subject to various conditions including corporate and regulatory approvals.*

$45 Billion+ of Commercially Secured Long-Term Projects*




Prince Rupert Gas Transmission
Coastal GasLink
NGTL (Merrick)
Grand Rapids Phase II
Heartland & TC Terminals
Hardisty Terminal
Upland
Keystone XL
Energy East
Eastern Mainline
Bruce Power
Natural Gas Pipeline
Liquids Pipeline
Terminal Facilities
Existing Assets

* *TransCanada share in billions of dollars. Certain projects are subject to various conditions including corporate and regulatory approvals.*

- **Bruce Power Life Extension Agreement**
  - Asset Management and Major Component Replacement post-2020 ($5.3 billion)
  - Extends operating life of facility to 2064
- **Four transformational projects**
  - Energy East ($15.7 billion) and related Eastern Mainline Expansion ($2.0 billion)
  - Keystone XL (US$8 billion)
  - Prince Rupert Gas Transmission ($5 billion)
  - Coastal GasLink ($4.8 billion)
- **Establish us as leaders in the transportation of crude oil and natural gas for LNG export**
  - 2 million bbl/d of liquids pipeline capacity
  - 4+ Bcf/d of natural gas pipeline export capacity



Dividend History and Growth Outlook Through 2020




8–10%
CAGR
~7%
CAGR
0.80
1.92
2.08
2.26*
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16E
'17E
'18E
'19E
'20E

Columbia Acquisition Supports and May Augment Dividend Growth Through 2020

* *Annualized based on second quarter dividend of $0.565 per share*



Track Record of Delivering Long-Term Shareholder Value

14% average annual return since 2000

Visible Growth Portfolio

$24 billion pro forma to 2020
Additional opportunity set includes over $45 billion of long-term projects

Attractive, Growing Dividend

4.2% yield at current price
8-10% CAGR through 2020

Strong Financial Position

'A' grade credit rating
Numerous levers available to fund growth

Attractive Valuation Relative to North American Peers



Natural Gas Pipelines

TransCanada
In business to deliver

Our Natural Gas Pipelines Strategy




Maintain pre-eminent position in WCSB for production and market connections
Seek optimal use of assets
Pursue oil sands and West Coast LNG markets using NGTL System
Complete acquisition of Columbia Pipeline Group, Inc.
Capture new demand growth
Adapting to changing gas flow dynamics
Expand Mexico's gas network
Boston
Houston

Growing Natural Gas Supply and Demand Provides Opportunity

North American Natural Gas Supply/Demand Balance


Bcf/d
130
120
110
100
90
80
70
60
50
40
30
20
10
0
History
Forecast
Supply
LNG Exports
Electric Generation
Industrial*
NGV
Commercial
Residential
2000
2005
2010
2015
2020
2025
2030

** Includes fuel used within the LNG process*

Source: TransCanada


Existing Pipelines
Pipelines (In Development)
North Montney Mainline Project
Significant Shale Gas Resources
AB
Potential West Coast LNG Projects
Growing Oil Sands Demand Region
BC
Footprint Uniquely Positioned to Capture Supply & Demand Growth

NGTL System's Unparalleled Position

- Primary transporter of WCSB supply with NIT hub providing optionality and liquidity
- Averaged ~11 Bcf/d in 2015; peak intra-basin demand of 6.5 Bcf/d
- Significant new firm contracts
- Key connections to Alberta and export markets
- 2016/17 Revenue Requirement Settlement
  - Includes a ROE of 10.1% on 40% deemed common equity plus certain incentives



NGTL Growth to Continue Through 2018



2016-17 Facilities - $4.8 B



Planned 2016-2017 Facilities
Planned North Montney Facilities

2018 Expansion Facilities - $0.6 B



Planned 2018 Facilities

- **$5.4 billion of new investments**
  - Expected in-service between 2016 and 2018
  - Includes $1.7 billion North Montney pipeline
  - Excludes $1.9 billion Merrick pipeline
- **Average investment base expected to increase significantly from $6.7 billion in 2015 to $11.2 billion in 2018**
- **Growth expected to continue**

Canadian Mainline – Critically Important Infrastructure



	Western Leg	Eastern Triangle	Northern Ontario	Total
2015 Investment Base	$1.4 B	$1.9 B	$1.3 B	$4.6 B
Delta	-0.4	+2.0	-1.3	+0.3
2020 Investment Base	$1.0 B	$3.9 B	$0.0 B	$4.9 B



Historical Gas Supply
Toronto
Parkway
Dawn
Growing New Gas Supply

- LDC Settlement creates long-term stability and reduces risk considerably
- Multi-year agreement commenced in 2015 with certain elements expiring in 2020 and 2030
- Base ROE of 10.1% on 40% deemed common equity
- Annual contribution and incentives could result in ROE of 8.7% to 11.5%
- Strong delivery volumes – averaged ~4 Bcf/d in 2015

Mainline Significantly De-Risked

Mainline Growth through Expansion within Eastern Triangle





Energy East
Canadian Mainline
Energy East
Montreal
Ottawa
King's North, Maple Compression & Vaughan Loop
North Bay
Brockville
Kingston
Belleville
Toronto
Parkway
Niagara
Dawn
Eastern Mainline Project

- **$0.7 billion of new facility expansion projects required as part of LDC Settlement**
- **Provides increased access to growing supply of U.S. shale gas**
- **Expected in-service dates range from 2016 to 2017, subject to regulatory approvals**

- **$2.0 billion Eastern Mainline Project (EMP) ensures existing and new firm transportation commitments are met**
- **Reached agreement with LDCs that resolves their issues with Energy East and the EMP**
- **Timing subject to regulatory approvals**

U.S. Gas Pipelines – Producing Strong Results




GTN
Bison
Great Lakes
Tuscarora
Northern Border
Iroquois
PNGTS
North Baja
ANR

- **Majority of portfolio highly contracted over the long-term**
- **Well-positioned in key geographic areas with access to multiple supply basins and large market centres**
- **In January 2016, filed a rate case requesting an increase to ANR's maximum transportation rates; last rate case was more than 20 years ago**
- **In May 2016, increased ownership interest in Iroquois to 50 percent**



Mexico – Solid Position and Growing




Mexico
Topolobampo
Mazatlan
Tula-Villa de Reyes
Tamazunchale
Guadalajara
Tuxpan-Tula

- Pipelines underpinned by long-term contracts with the Comisión Federal de Electricidad (CFE)
- Comparable EBITDA* of US$181 million in 2015 from Guadalajara Pipeline and Tamazunchale Pipeline
- US$1 billion Topolobampo Pipeline and US$400 million Mazatlan Pipeline to be completed late 2016
- US$500 million Tuxpan-Tula Pipeline to be completed in 2017
- US$550 million Tula-Villa de Reyes Pipeline to be completed in 2018
- Opportunities for future growth

*Comparable EBITDA is a non-GAAP measure. See the non-GAAP measures slide at the front of this presentation for more information.

Positioned to Benefit from West Coast LNG




Prince Rupert
Gas Transmission
Prince Rupert
Kitimat
Fort
St. John
Coastal
GasLink
Dawson
Creek
Vanderhoof
Prince George
BC
AB



- **Two large-scale projects underpinned by long-term contracts**
  - $5 billion Prince Rupert Gas Transmission (PRGT) project
  - $4.8 billion Coastal GasLink (CGL) project
- **Pacific NorthWest LNG announced a positive Final Investment Decision in June 2015, subject to a positive environmental assessment on their LNG facilities**
- **LNG Canada anticipates reaching a final investment decision on their project in late 2016**
- **PRGT and CGL have received their pipeline and facilities permits from the B.C. Oil and Gas Commission**
- **Both are advancing project agreements with First Nations along the pipeline routes**
- **No development cost risk and minimal capital cost risk on either project**



Liquids Pipelines

TransCanada
In business to deliver

Liquids Pipelines Strategy



Domestic
Other Imports
Canada
[2014 total refinery demand in 000's of barrels per day]
Eastern Canada [690]
21%
79%
Europe [12,500]
India [4,500]
Asia [20,150]
26%
34%
40%
PADD I [1,090]
PADD III [8,390]
2%
38%
60%

- **Leverage existing infrastructure**
- **Connect growing WCSB and U.S. shale oil supply to key refining markets**
- **Capture Alberta and U.S. regional liquids opportunities**
- **Value chain participation expansion**

Source: CAPP 2015, IHS, EIA, Statistics Canada

Keystone - A Premier Crude Oil Pipeline System




Keystone Pipeline
Receipt Facilities
Delivery Facilities
Terminal Facilities
Hardisty
AB
MT
ND
SD
Keystone
NE
KS
IL
Wood River
Patoka
MO
Cushing
OK
TX
Port Arthur
Houston

Comparable EBITDA is a non-GAAP measure. See the non-GAAP measures slide at the front of this presentation for more information.

- **Critical crude oil system that transports ~20% of Western Canadian exports to key U.S. refinery markets**
- **545,000 bbl/d of long-haul, take or pay contracts**
- **15-year average remaining contract length**
- **Expected to generate ~US$1 billion of Comparable EBITDA* annually**



Extending Keystone System's U.S. Gulf Coast Market Reach




NE
IL
KS
Wood River
MO
Patoka
Cushing
OK
Keystone Pipeline
Receipt Facilities
Delivery Facilities
Terminal Facilities
Refining Capacity
Houston/Texas City
2.25 Mbbl/d
Port Arthur
1.5 Mbbl/d
Lake Charles
0.8 Mbbl/d

- **U.S. Gulf Coast is largest refining centre in North America (~8 Mbbl/d of capacity)**
- **Extending system's reach to over 4.5 Mbbl/d of Gulf Coast refinery capacity:**
  - **Port Arthur**
  - **Houston/Texas City**
  - **Lake Charles**
- **Expected to enhance volumes on Keystone System**
- **Platform for growth and regional infrastructure expansion**



Northern Courier - Visible Liquids Pipeline Growth




Liquids Pipeline (In Development or Construction)
Natural Gas Pipeline
Terminal Facilities
Northern Courier
Fort McMurray
Grand Rapids
TC Terminals
Edmonton
Heartland
Heartland Pipeline
Hardisty Terminal
Hardisty
SK
Energy East
Keystone XL
Keystone
BC

- **$1 billion capital investment**
- **25-year contract with Fort Hills Partnership**
- **Transports bitumen and diluent between the Fort Hills mine site and Suncor's terminal**
- **In-service in 2017**





Grand Rapids Pipeline – Bringing Supply to Market





Grand Rapids Pipeline (Under Construction)
Grand Rapids Pipeline (In Development)
Grand Rapids/Keyera JV Pipeline
Liquids Pipeline
Natural Gas Pipeline
Terminal Facilities
AB
Grand Rapids
20" and 36" pipelines
36" pipeline
(Phase II)
Heartland
Edmonton
Fort McMurray
20" pipeline
Heartland
Edmonton

- **$3.2 billion, 50/50 joint venture investment with Brion Energy, a subsidiary of PetroChina**
- **Long-term contract with Brion Energy**
- **Transports crude oil and diluent between northern Alberta and the Edmonton/Heartland region**
- **Keyera joint venture between Edmonton and Heartland enhances diluent supply**
- **20-inch pipeline ($900 million*) expected to be in-service in late 2016**
- **Phase II ($700 million*) to be aligned with market demand**

Capturing Production Growth and Meeting Diluent Requirements

* *TransCanada share*

Energy East – Critical to Reach Eastern Refineries and Tidewater





Refining Capacity
Energy East and Upland
Terminal Facilities
Atlantic Canada
415 kbbl/d
Energy East
Québec
400 kbbl/d
Upland





- **$15.7 billion investment**
- **1.1 million bbl/d of capacity with approximately 1 million bbl/d of long-term, take-or-pay contracts**
- **Would serve Montréal, Québec City and Saint John refineries**
- **Also provides tidewater access**
- **Project is subject to regulatory approvals**
  - National Energy Board recently released a preliminary timeline for the hearing process

Keystone XL – Maintaining a Valuable Option





Keystone Pipeline
Keystone XL (In Development)
Houston Lateral (Under Construction)
Receipt Facilities
Delivery Facilities
Terminal Facilities
MT
ND
SD
NE
KS
OK
TX
MO
IL
Baker
Keystone
Keystone XL
Wood River
Patoka
Cushing
Port Arthur
Houston

- **Commenced legal actions following U.S. Administration's decision to deny a Presidential Permit, actions include:**
  - Claim under NAFTA
  - Lawsuit in U.S. Federal Court asserting that the President's decision to deny construction of Keystone XL exceeded his power under the U.S. Constitution
- **$2.9 billion after-tax write-down recorded in Fourth Quarter 2015 as a result of the denial**
- **In the process of monetizing project assets**

Remains a Competitive Transportation Solution to U.S. Gulf Coast



Energy

TransCanada
In business to deliver

Our Energy Strategy





Maximize Value of Existing Assets
Organic Growth of Existing Footprint
Bruce Refurbishment and Life Extension
Alberta Opportunities: Transition from Coal
Overall Shift to Gas-fired & Renewable Generation
Mexican Power Opportunities

Sale of U.S. Northeast Power Assets and Termination of Alberta PPAs Enhances Cash Flow Stability



North American Power Production
TWh
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
History
Forecast
Natural Gas
Renewables
Oil
Hydro
Nuclear
Coal
2000
2005
2010
2015
2020
2025
2030
2035

Source: TransCanada, EIA, StatsCan, SENER, Others

Bruce Power









- **TransCanada owns a 48.5% interest in Bruce Power**
- **World's largest operating nuclear facility**
  - 8 reactors, 6,300 MW of capacity
- **Capable of generating ~30% of Ontario's power needs**
- **Power sold under long-term contract with the Ontario Independent Electricity System Operator (IESO)**
- **Operations and related work are subject to regulatory oversight by the Canadian Nuclear Safety Commission (CNSC)**
- **Spent fuel, waste and decommissioning liabilities are the responsibility of Ontario Power Generation**

Bruce Power Life Extension Agreement



- **Amended agreement with the Ontario IESO to extend the life of Bruce Power, effective January 1, 2016 through December 31, 2064**
- **Multi-stage investment plan to refurbish Units 3 - 8**
  - Asset Management (AM) capital ~$2.5 billion*, including $600 million* through 2020
  - Major Component Replacement (MCR) capital ~$4 billion* through 2033
- **Uniform power price of $65.73/Mwh effective January 1, 2016**
  - Incorporates return of/on capital from historic investment, sustaining capital, O&M costs and first six years of AM capital
  - Power price is adjusted annually for inflation; Future AM and MCR capital cost estimates are finalized and also reflected in the power price over time
  - Off-ramps provide ability to exit future refurbishments if investment does not provide sufficient economic benefits


Montréal
Toronto
Boston
New York
Bruce Power

*TransCanada's share in 2014 dollars


Planned MCR Outage Schedule
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Unit 6
Unit 3
Unit 4
Unit 5
Unit 7
Unit 8

Napanee Generating Station




Montréal
Napanee
Boston
Toronto
New York

- **$1.0 billion, 900 MW combined-cycle gas-fired plant**
- **20-year PPA with the Ontario IESO**
- **Construction under way and on budget**
- **In-service Q4 2017 or Q1 2018**



Termination of Alberta Power Purchase Arrangements




PPAs
Cogeneration Assets
Gas Storage
Sundance A & B
Sheerness

- **Announced decision to terminate our Alberta Power Purchase Arrangements on March 7, 2016**
  - Arrangements contain a provision permitting PPA buyers to terminate PPAs if there is a change in law that renders the PPAs unprofitable or more unprofitable
  - As a result, TransCanada recorded a non-cash charge of $176 million after-tax in First Quarter 2016, representing the remaining net book value of the PPAs
- **Continue to own and operate four gas-fired cogeneration plants with nameplate capacity totaling 365 MW**
- **Also have an interest in two non-regulated natural gas storage facilities with 118 Bcf of capacity**

Energy Footprint Following Planned Sale of U.S. Northeast Power and Termination of Alberta PPAs




Bear Creek
MacKay River
Edson
Redwater
Cross Alta
Carseland
Cartier Wind
Grandview
Bécancour
Ontario Solar
Napanee
Portlands
Bruce Power
Halton Hills
Coolidge

- **Substantially less merchant power exposure**
- **Remaining assets underpinned primarily by long-term contracts with solid counterparties**

Long-term Contracted Assets

Plant	Capacity (MW)*	Counterparty	Contract Expiry
Western Power			
Coolidge	575	Salt River Project	2031
Eastern Power			
Bécancour	550	Hydro-Québec	2036
Cartier Wind	365	Hydro-Québec	2026-2032
Grandview	90	Irving Oil	2024
Halton Hills	683	IESO	2030
Portlands	275	IESO	2029
Ontario Solar	76	IESO	2032-2034
Bruce Power			
Units 1-8	3,023	IESO	Up to 2064

~5,600 MW or 94% of capacity underpinned by long-term contracts with strong counterparties

** Our proportionate share of power generation capacity*



Finance

TransCanada
In business to deliver

Financial Strategy









- Invest in low-risk assets that generate predictable and sustainable growth in earnings, cash flow and dividends
- Finance long-term assets with long-term capital
- Maintain financial strength and flexibility
- Value 'A' grade credit rating
- Effectively manage foreign exchange, interest rate and counterparty exposures
- Disciplined cost and capital management
- Simplicity and understandability of corporate structure

Built For All Phases of the Economic Cycle

Financial Position Remains Strong



Consolidated Capital Structure*

(at March 31, 2016)


30%
61%
5%
4%
Debt (net of cash)
Common Equity
Preferred Shares
Junior Sub Notes

- Significant financial flexibility
- 'A' grade credit ratings
- $1.2 billion cash on hand as of March 31, 2016
- Issued $500 million of preferred shares in April
- Well positioned to finance our industry leading capital program with multiple attractive funding options

* *Common equity includes non-controlling interests in TC PipeLines, LP and Portland. Excludes impact of subscription receipts, which will be reflected once they convert to common shares upon closing of the acquisition of Columbia Pipeline Group, Inc.*

Risks are Known and Contained





- **Volumetric**
  - Spot movements on southern portion of Keystone System and on Great Lakes
  - Availability at Bruce Power
- **Commodity**
  - Alberta cogens and non-regulated natural gas storage
  - Substantially reduced exposure upon sale of U.S. Northeast power portfolio and Alberta PPA terminations
- **Counterparty**
  - Strong counterparty support on contracted assets
  - Cost-of-service or regulated businesses with strong underlying fundamentals
- **Interest Rates**
  - Largely fixed-rate debt financed (~90%) with long duration
  - 16-year average term at 5.4% coupon rate
- **Foreign Exchange**
  - U.S. dollar assets and income streams predominately hedged with U.S. dollar-denominated debt



Corporate Profile

June 2016

TransCanada
In business to deliver